UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 6, 2017
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South
Seattle, Washington 98104-7800
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1

Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
Revolving Credit Facility
On March 6, 2017, Weyerhaeuser Company (the “Company” or “Weyerhaeuser”), entered into a $1.5 billion, five year senior unsecured Revolving Credit Facility Agreement (the “Revolving Credit Facility Agreement”) with JPMorgan Chase Bank, N.A., as Co-Administrative Agent, Wells Fargo Bank, National Association, as Co-Administrative Agent and Paying Agent, and the lenders party thereto, that will expire in March 2022. Loans made pursuant to the Revolving Credit Facility Agreement may be used to provide Weyerhaeuser with financing for general corporate purposes, including for working capital purposes, to refinance or otherwise repay or prepay any indebtedness and to finance acquisitions, stock repurchases and capital expenditures. Borrowings under the Revolving Credit Facility Agreement bear interest, at Weyerhaeuser’s option, at a floating rate based on LIBOR or a base rate (as defined in the Revolving Credit Facility Agreement) plus a spread that will vary depending upon the credit rating assigned to Weyerhaeuser’s long-term senior unsecured debt from time to time. The Revolving Credit Facility Agreement was undrawn at the closing thereof.
The Revolving Credit Facility Agreement replaces the Company’s prior $1.0 billion Revolving Credit Facility Agreement, dated as of September 11, 2013 (the “Prior Credit Facility Agreement”), by and among Weyerhaeuser and Weyerhaeuser Real Estate Company, the Company’s former homebuilding and real estate development subsidiary, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto. The Prior Credit Facility Agreement would have expired in September 2018, and was terminated at the effective time of the Revolving Credit Facility Agreement.
There were no amounts drawn under the Prior Credit Facility Agreement at the termination thereof.
Weyerhaeuser Covenants
Under the Revolving Credit Facility Agreement, key covenants relating to Weyerhaeuser include requirements to maintain:

•	a minimum defined total adjusted shareholders’ equity of $3.0 billion, and

•	a funded debt ratio of less than 65% (defined total funded indebtedness divided by defined total adjusted shareholders’ equity plus defined total funded indebtedness).
Defined total adjusted shareholders’ equity consists of:

•	total Weyerhaeuser consolidated shareholders’ equity as reflected and reported as “total equity” on the Weyerhaeuser consolidated balance sheet,

•	excluding cumulative other comprehensive income (loss) as reflected on the Weyerhaeuser consolidated balance sheet,

•	excluding shares of Weyerhaeuser common stock held in treasury, and

•	excluding Weyerhaeuser’s investment in unrestricted subsidiaries.
The Revolving Credit Facility Agreement contains other covenants customary for a borrower with Weyerhaeuser’s credit rating. These include covenants that place limitations on Weyerhaeuser’s ability to incur secured debt, enter into certain sale and leaseback transactions, merge or sell all or substantially all of its assets or fundamentally change its business.
Claim Agreement
In connection with the Revolving Credit Facility Agreement, Weyerhaeuser NR Company (“WNR”), a wholly owned subsidiary of Weyerhaeuser, and Weyerhaeuser entered into a claim agreement pursuant to which the lenders under the Revolving Credit Facility Agreement will have claims enforceable against WNR for payment of obligations under the Revolving Credit Facility Agreement to the same extent that holders of certain debt securities issued by Weyerhaeuser have successfully asserted claims, if any, enforceable against WNR for the payment of such debt securities by reason of any assumption agreement entered into between WNR and Weyerhaeuser pursuant to which WNR assumed the performance of payment obligations of Weyerhaeuser in respect of such debt securities.
The foregoing description of the Revolving Credit Facility Agreement is a general description only, does not purport to be complete and is qualified in its entirety by reference to the Revolving Credit Facility Agreement, which is filed as Exhibit 10.1 hereto and incorporated into this report by reference. The Revolving Credit Facility Agreement contains representations and warranties that Weyerhaeuser made to the several lenders that are party to the Revolving Credit Facility Agreement as of a specific date. The assertions embodied in those representations and warranties were made solely for purposes of the contractual agreements between the parties to the Revolving Credit Facility Agreement and may be subject to important qualifications and limitations to which the parties agreed in connection with negotiating the terms of the Revolving Credit Facility Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as fact. For the foregoing reasons, investors should not rely on the representations and warranties as statements or representations of factual information.
Certain of the lenders and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, investment banking, commercial banking and general financing and treasury services for the Company, including as an underwriter for one or more public offerings of the Company’s securities, for which they received or will receive customary fees and expenses.
Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 of Section 1 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of Section 2.
Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibit is filed with this report.
Exhibit No.         Description
10.1    Revolving Credit Facility Agreement dated as of March 6, 2017, among Weyerhaeuser Company, as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as Co-Administrative Agent, and Wells Fargo Bank, National Association, as Co-Administrative Agent and Paying Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: March 10, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1
Revolving Credit Facility Agreement dated as of March 6, 2017, among Weyerhaeuser Company, as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as Co-Administrative Agent, and Wells Fargo Bank, National Association, as Co-Administrative Agent and Paying Agent.